UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2009

NovaRay Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52731	16-1778998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39655 Eureka Drive, Newark, California	94560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 619-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXHIBIT 3.1

EXHIBIT 3.2

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 10.3

EXHIBIT 10.4

EXHIBIT 10.5

EXHIBIT 10.6

EXHIBIT 10.7

EXHIBIT 10.8

EXHIBIT 10.9

EXHIBIT 10.10

EXHIBIT 10.11

EXHIBIT 10.12

EXHIBIT 10.13

Item 1.01	Entry into a Material Definitive Agreement

On July 2, 2009, NovaRay Medical, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Purchasers (as defined therein) to (i) issue and sell senior secured 12% convertible bridge notes (individually, a “Note” and collectively, the “Notes”) in the aggregate principal amount of up to $4,250,000 and (ii) issue warrants (the “Warrants”) to each Purchaser to purchase up to the greater of (a) the number of shares of the Company’s Common Stock equal to the initial principal amount of the Note of such Purchaser times 6/$11, rounded to the nearest whole share or (b) the number of shares of Company’s Common Stock equal to such initial principal amount divided by the price per share paid for the Qualified Financing Stock (as defined in the Note) at an exercise price equal to the Warrant Price (as defined in the Warrants) then in effect. Such warrants shall expire July 2, 2014. The initial closing under the Purchase Agreement took place on July 2, 2009. The Company granted to Vision Opportunity Master Fund, Ltd. the right of first offer to purchase additional Notes and Warrants which the Company may propose to sell and issue from September 1, 2009 until October 31, 2009. Until the earlier of (i) such time that no outstanding principal balance remains under the Notes or (ii) two (2) persons selected by Vision Opportunity Master Fund, Ltd. are appointed to the Company’s Board of Directors, the Company shall permit a representative of Vision Opportunity Master Fund, Ltd. to attend all meetings of its Board of Directors in a nonvoting observer capacity. Within ten (10) days following receipt of a written request from Vision Opportunity Master Fund, Ltd., the Company shall ensure that two (2) persons selected by Vision Opportunity Master Fund, Ltd. be appointed to replace two seats on its Board of Directors. The Company shall enter into exchange agreements (the “Exchange Agreements”) with the holders of its Series A Preferred Stock and shall issue its Series A-1 Preferred Stock in exchange for its Series A Preferred Stock pursuant to such Exchange Agreements. The Company received a UCC termination statement from Triple Ring Technologies, Inc. releasing the current lien on all Company assets.

On July 2, 2009, the Company also issued Warrants and a Note to Vision Opportunity Master Fund, Ltd. in the principal amount of $2,750,000. Unless otherwise converted into shares of Qualified Financing Stock or exchanged for a warrant to purchase the Company’s Common Stock, the outstanding principal balance and all accrued interest shall be due and payable on December 31, 2009. The Note is secured by a security agreement in favor of the holder of the Note. The outstanding principal balance shall bear interest, at a rate per annum equal to twelve percent (12%). Upon the occurrence of an Event of Default (as defined in the Note), the Company will pay interest, on demand, at a new rate of the lesser of fifteen percent (15%) and the maximum applicable legal rate per annum. If an Event of Default shall have occurred and shall be continuing, the holder of the Note may at any time, declare the entire unpaid principal balance, together with all accrued interest, due and payable; provided, however, that upon the occurrence of an Event of Default described in Sections 2.1(d) or (e) of the Note, the outstanding principal balance and accrued interest shall be automatically due and payable. Effective as of the closing of a Qualified Financing, all outstanding principal and accrued interest shall automatically convert into the securities of the Company issued or issuable in the Qualified Financing by dividing (x) the outstanding principal balance and accrued interest by (y) a conversion price which shall be equal to the lesser of (i) eighty-five percent (85%) of the price of Qualified Financing Stock or (ii) the Conversion Price (as defined the Note).

On July 2, 2009, the Company also entered into a security agreement (the “Security Agreement”) with Vision Capital Advisors, LLC, in its capacity as the collateral agent (the “Collateral Agent”). The Company granted to the Collateral Agent, security interests in all of its right, title and interest in, to and under all personal property and other assets described in the Security Agreement (the “Collateral”). If any Event of Default (as defined in the Notes) shall have occurred and be continuing, the Collateral Agent may exercise all rights and remedies of a secured party. In any such event, the Collateral Agent may enter upon the premises of the Company through self-help, without judicial process, without first obtaining a final judgment or giving the Company or any other person notice and opportunity for a hearing on the secured parties’ claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, at any exchange at such prices as it may deem acceptable.

On July 2, 2009, the Company also entered into Exchange Agreements with Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. to exchange 7,490,630 shares of the Company’s Series A Preferred Stock for 749,063 shares of the Company’s Series A-1 Preferred Stock and 9 shares of the Company’s Series A Preferred Stock for $24.03 in cash. To the extent any holder of the Company’s Series A Preferred Stock has any rights under the Series A Convertible Preferred Stock and Warrant Purchase Agreement dated as of December 27, 2007, such rights shall apply mutatis mutandis to the Company’s Series A-1 Preferred Stock.

On July 2, 2009, the Company also entered into (i) amendments with Vision Opportunity Master Fund, Ltd. to the Series A Warrant to Purchase Shares of Common Stock Number WA-07-12a and to the Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1a and (ii) amendments with Vision Capital Advantage Fund, L.P. to the Series A Warrant to Purchase Shares of Common Stock Number WA-07-12b and to the Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1b, to amend the definition of “Additional Shares of Common Stock” and to decrease the initial exercise price to $2.67 per share.

Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. are holders of the Company’s Common Stock, holders of the Company’s Series A Preferred Stock and holders of warrants to purchase the Company’s Common Stock.

The foregoing description of the Purchase Agreement, Notes, Warrants, Security Agreement, Exchange Agreement with Vision Opportunity Master Fund, Ltd., Exchange Agreement with Vision Capital Advantage Fund, L.P., amendment to the Series A Warrant to Purchase Shares of Common Stock Number WA-07-12a, amendment to the Series A Warrant to Purchase Shares of Common Stock Number WA-07-12b, amendment to the Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1a and amendment to the Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1b is qualified in its entirety by reference to the Purchase Agreement, Notes, Warrants, Security Agreement, Exchange Agreement with Vision Opportunity Master Fund, Ltd., Exchange Agreement with Vision Capital Advantage Fund, L.P., amendment to the Series A Warrant to Purchase Shares of Common Stock Number WA-07-12a, amendment to the Series A Warrant to Purchase Shares of Common Stock Number WA-07-12b, amendment to the Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1a and amendment to the Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1b filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 hereto, respectively, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Note and Warrant Purchase Agreement and the Notes issued thereunder in Item 1.01 herein is hereby incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

On July 2, 2009, NovaRay Medical, Inc. (the “Company”) entered into a Note and Warrant Purchase Agreement (the “Purchase Agreement”) with Vision Opportunity Master Fund, Ltd. and (i) issued a senior secured 12% convertible bridge note (the “Note”) in the principal amount of $2,750,000 and (ii) issued warrants (the “Warrants”) to purchase up to the greater of (a) 1,500,000 shares of the Company’s Common Stock or (b) the number of shares of Company’s Common Stock equal to $2,750,000 divided by the price per share paid for the Qualified Financing Stock (as defined in the Note) at an exercise price per share equal to the Warrant Price (as defined in the Warrants) then in effect. Effective as of the closing of a Qualified Financing (as defined in the Note), all outstanding principal and accrued interest represented by the Note shall automatically convert into securities of the Company issued or issuable in the Qualified Financing (the “Qualified Financing Stock”) by dividing (x) the outstanding principal balance and accrued interest under the Note by (y) a conversion price which shall be equal to the lesser of (i) eighty-five percent (85%) of the price per share of Qualified Financing Stock or (ii) the Conversion Price (as defined the Note).

On July 2, 2009, the Company also entered into exchange agreements (the “Exchange Agreements”) with Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. to exchange 7,490,630 shares of the Company’s Series A Preferred Stock for 749,063 shares of the Company’s Series A-1 Preferred Stock and 9 shares of the Company’s Series A Preferred Stock for $24.03. Pursuant to the Purchase Agreement, the Company shall enter into Exchange Agreements with the remaining holders of its Series A Preferred Stock to exchange 1,201,540 shares of the Company’s Series A Preferred Stock for 120,154 shares of the Company’s Series A-1 Preferred Stock and 29 shares of the Company’s Series A Preferred Stock for $77.43.

Such issuance and sale of the Note, Warrants and Series A-1 Convertible Preferred Stock of the Company were made pursuant to Section 3(a)(9) and Section 4(2) of the Securities Act of 1933, as amended and Regulation D promulgated under the Securities Act of 1933, as amended, as Vision Opportunity Master Fund, Ltd. and Vision Capital Advantage Fund, L.P. represented to the Company in agreements related to such issuances, that it was an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

The foregoing description of the Purchase Agreement, Notes, Warrants, Security Agreement, Exchange Agreement with Vision Opportunity Master Fund, Ltd. and Exchange Agreement with Vision Capital Advantage Fund, L.P. is qualified in its entirety by reference to the Purchase Agreement, Notes, Warrants, Security Agreement, Exchange Agreement with Vision Opportunity Master Fund, Ltd. and Exchange Agreement with Vision Capital Advantage Fund, L.P. filed as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 2, 2009, the Company also entered into amendments to Executive Employment Agreements with Marc Whyte, William Frederick and Edward Solomon. Until the receipt of gross proceeds from equity or debt or other financing obtained by Company of at least Five Million Dollars ($5,000,000) in the aggregate after July 7, 2009, eighty percent (80%) of the Base Salary (as defined therein) less applicable withholdings, shall be paid in accordance with the Company’s regularly established payroll practice. The remaining twenty percent (20%) of the Base Salary less applicable withholdings, shall be paid in the event of (i) a receipt of such gross proceeds, (ii) a termination of employment by the Company without Cause (as defined therein) or (iii) a termination of employment by Executive (as defined therein) for Good Reason (as defined therein). After the receipt of such gross proceeds, the Base Salary shall be paid in accordance with the Company’s regularly established payroll practice. In the event the Company receives aggregate gross proceeds not less than $3,000,000 after July 7, 2009 and prior to December 31, 2010 (excluding proceeds from funds managed by Vision Capital Advisors, LLC) from equity financings, incentive compensation will be initially based on a percentage of Base Salary (from 9% to 100%) listed in Table 1 therein. In the event the Company receives such gross proceeds from straight debt financings, such compensation will be initially based on a percentage of Base Salary listed in the $80M pre-money valuation row in Table 1 therein (from 30% to 100%). In the event the Company receives such gross proceeds from convertible debt financings, such compensation will be initially based on a percentage of Base Salary listed in Table 1 therein taking into account the amount raised and the pre-money valuation assuming conversion of such convertible debt. Such incentive compensation may be payable in either (i) cash or (ii) a combination of cash and up to 60 to 70% of such incentive compensation in Incentive Stock Options issued pursuant to the Company’s 2008 Stock Incentive Plan in lieu of cash with the value of such options determined by the Black Scholes valuation method used the Company to value stock options in its audited financial statements. Provided that Company has not terminated employment for Cause and Executive has not terminated his employment other than for Good Reason, the Company shall grant Marc Whyte, William Frederick and Edward Solomon an option to purchase 425,000, 300,000 and 275,000 shares of the Common Stock of the Company, respectively, upon receipt of gross proceeds from equity or debt or other financing obtained by Company of at least Five Million Dollars ($5,000,000) in the aggregate after July 7, 2009. In the event of termination without Cause, Executive will receive the Standard Entitlements (as defined therein) plus the following: (a) twelve (12) months of Base Salary, payable in the form of salary continuation, and twelve (12) months of health care benefits and (b) the vesting of any stock options held at the time of such termination will accelerate as to the shares that would have vested as of the date twenty-four (24) months from the termination date.

The foregoing description of the amendment to Executive Employment Agreement with Marc Whyte, amendment to Executive Employment Agreement with William Frederick and amendment to Executive Employment Agreement with Edward Solomon is qualified in its entirety by reference to the amendment to Executive Employment Agreement with Marc Whyte, amendment to Executive Employment Agreement with William Frederick and amendment to Executive Employment Agreement with Edward Solomon filed as Exhibit 10.11, 10.12 and 10.13 hereto, respectively, and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 1, 2009, the Company filed (i) a Certificate of Amendment of Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock to decrease the maximum number of shares of Series A Preferred Stock from 10,000,000 shares to 8,700,000 shares and (ii) a Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock to create out of the shares of the Company’s preferred stock, a series of preferred stock of the Company, to be named “Series A-1 Convertible Preferred Stock,” consisting of 870,000 shares, which series shall have the designations, powers, preferences and rights and the qualifications, limitations and restrictions provided in such Certificate of Designation.

The foregoing description of the Certificate of Amendment of Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock and Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock is qualified in its entirety by reference to the Certificate of Amendment of Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock and Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock filed as Exhibit 3.1 and 3.2 hereto, respectively, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Certificate of Designation of the Relative Rights and Preferences of the Series A Convertible Preferred Stock

3.2	Certificate of Designation of the Relative Rights and Preferences of the Series A-1 Convertible Preferred Stock

10.1	Note and Warrant Purchase Agreement (the “Purchase Agreement”) by and among NovaRay Medical, Inc. and the Purchasers (as defined therein) dated as of July 2, 2009.

10.2	Senior Secured 12% Convertible Bridge Note issued to Vision Opportunity Master Fund, Ltd. dated as of July 2, 2009.

10.3	Warrant to Purchase Shares of Common Stock issued to Vision Opportunity Master Fund, Ltd. dated as of July 2, 2009.

10.4	Security Agreement with Vision Capital Advisors, LLC dated as of July 2, 2009.

10.5	Exchange Agreement with Vision Opportunity Master Fund, Ltd. dated as of July 2, 2009.

10.6	Exchange Agreement with Vision Capital Advantage Fund, L.P. dated as of July 2, 2009.

10.7	Amendment to Series A Warrant to Purchase Shares of Common Stock Number WA-07-12a with Vision Opportunity Master Fund, Ltd. dated as of July 2, 2009.

10.8	Amendment to Series A Warrant to Purchase Shares of Common Stock Number WA-07-12b with Vision Capital Advantage Fund, L.P. dated as of July 2, 2009.

10.9	Second Amendment to Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1a with Vision Opportunity Master Fund, Ltd. dated as of July 2, 2009.

10.10	Second Amendment to Series J-A Warrant to Purchase Shares of Common Stock Number W-JA-07-1b with Vision Capital Advantage Fund, L.P. dated as of July 2, 2009.

10.11	Amendment to Executive Employment Agreement with Marc Whyte dated as of July 2, 2009.

10.12	Amendment to Executive Employment Agreement with William Frederick dated as of July 2, 2009.

10.13	Amendment to Executive Employment Agreement with Edward Solomon dated as of July 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaRay Medical, Inc.

Dated: July 8, 2009	By:	/s/ Marc Whyte
	Name:	Marc Whyte
	Title:	President and Chief Executive Officer